TAX-FREE FUND OF COLORADO

                          Supplement to the Prospectus
                      For Class A Shares and Class C Shares
                              Dated April 24, 2003


Effective October 21, 2003, and continuing through December 31, 2003 only, the following changes are in effect.

A Special Promotion for Class A Shares is in effect which offers a 2% sales load for all purchases under $1,000,000.

Broker payout for all transactions in this Special Promotion for Class A Shares will be 1.75%, with 0.25 of 1% being retained by the underwriter.

For purchases from October 21, 2003 through December 31, 2003, the table of sales charges on page 18 of the prospectus is changed as follows:

                                II                    III
                           Sales Charge as           Sales Charge as
                           Percentage of             Approximate
      I                    Public                    Percentage of
Amount of Purchase         Offering Price            Amount Invested

less than
  $1,000,000*                 2.00%                     2.04%


For purchases of $1,000,000 or more see "Sales Charges for Purchases of $1 Million or More."

* Effective only through December 31, 2003. For purchases thereafter, the original table on page 18 applies.


                            -------------------------


For purchases from October 21, 2003 through December 31, 2003, the table of expenses on page 5 is changed as follows:

                                        Class A         Class C
                                        Shares          Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.....
(as a percentage of offering price)      2.00%*         None

Maximum Deferred Sales Charge (Load).....None(1)        1.00%(2)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
or Distributions
(as a percentage of offering price)...... None           None
Redemption Fees.......................... None           None
Exchange Fees............................ None           None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)


Management Fees ..........................0.50%          0.50%
Distribution (12b-1) Fee .................0.05%          0.75%
Other:
 Service Fee........................None         0.25%
 Other Expenses (3).................0.20%        0.20%
   Total(3) ..............................0.20%          0.45%
Total Annual Fund
 Operating Expenses (3)...................0.75%          1.70%

(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if your shares are redeemed during the first two years after purchase and
0.50 of 1% during the third and fourth years after purchase.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares if your shares are redeemed during the first 12 months after purchase.

(3) Does not reflect an offset in Fund expenses received in the year ended December 31, 2002 for uninvested cash balances. Reflecting this offset for that year, total annual Fund operating expenses were 0.74% for Class A Shares and 1.67% for Class C Shares.

* Effective only through December 31, 2003. For purchases thereafter, the original table on page 5 applies.


Example*

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 year     3 years         5 years         10 years
Class A Shares..........  $275         $435          $609            $1,112
Class C Shares..........  $273         $536          $923            $1,523(4)

You would pay the following expenses if you did not redeem your Class C shares:

Class C Shares..........  $173         $536          $923            $1,523(4)


(4) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee.


* Effective only through December 31, 2003. For purchases thereafter, the original example on page 5 applies.



                The date of this supplement is October 21, 2003.